SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                        (AMENDMENT NO. . . . . . . . . )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                      Cornerstone Realty Income Trust, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     5)   Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
                                 -----------------------------------------------

     2)   Form, Schedule or Registration Statement No.:
                                                       -------------------------

     3)   Filing Party:
                       ---------------------------------------------------------

     4)   Date Filed:
                     -----------------------------------------------------------

                      CORNERSTONE REALTY INCOME TRUST, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON FRIDAY, MAY 28, 1999

To the Shareholders of Cornerstone Realty Income Trust, Inc.:

     The Annual Meeting of Shareholders of Cornerstone Realty Income Trust, Inc. (the "Company") will be held at The Jefferson Hotel, 101 West Franklin Street, Richmond, Virginia 23219, on Friday, May 28, 1999 at 3 p.m. for the following purposes:

     1. To elect three (3) directors, each to serve for an ensuing three-year term.

     2. To transact such other business as may properly come before the meeting.

     The holders of common shares of record at the close of business on April 12, 1999 are entitled to vote at the meeting. If you are present at the meeting, you may vote in person even though you have previously delivered your proxy.

     The proxy card with which to vote your shares is located in the envelope in which these proxy materials were mailed. If necessary, an additional proxy card may be obtained by calling David S. McKenney, Vice President of Investor Services, at (804) 643-1761.


                                        By Order of the Board of Directors


                                        Stanley J. Olander, Jr.
                                        Secretary

April 15, 1999

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                     CORNERSTONE REALTY INCOME TRUST, INC.
                                PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                                 MAY 28, 1999

GENERAL

     The enclosed proxy is solicited by the directors of Cornerstone Realty Income Trust, Inc. (the "Company") for the Annual Meeting of Shareholders to be held at The Jefferson Hotel, 101 West Franklin Street, Richmond, Virginia 23219 on Friday, May 28, 1999 at 3 p.m. (the "Annual Meeting"). The proxy may be revoked at any time prior to voting thereof by giving written notice to the Company of intention to revoke or by conduct inconsistent with continued effectiveness of the proxy, such as delivery of a later dated proxy or appearance at the meeting and voting in person the shares to which the proxy relates. Shares represented by executed proxies will be voted, unless a different specification is made therein, FOR election as directors of the persons named therein.

     This proxy statement and the enclosed proxy were mailed on April 15, 1999 to shareholders of record at the close of business on April 12, 1999 (the "Record Date"). In conjunction therewith, the Company mailed to each shareholder of record as of the Record Date an Annual Report that includes audited consolidated financial statements for the year ended December 31, 1998.

     At the close of business on the Record Date, the Company had 39,370,148 common shares ("Common Shares") outstanding and entitled to vote. Each Common Share has one vote on all matters including those to be acted upon at the Annual Meeting. The holders of a majority of such Common Shares present at the Annual Meeting in person or represented by proxies constitute a quorum. If a quorum is present, the three properly nominated candidates receiving the greatest number of affirmative votes of Common Shares represented and voting at the Annual Meeting will be elected directors of the Company for the three positions being voted upon even though the candidates do not receive a majority of the votes cast. Shareholders who wish to abstain from voting on any matter to be voted on at the Annual Meeting may do so by specifying that their vote on such matter be withheld in the manner provided in the enclosed proxy, and the Common Shares otherwise votable by such shareholders will not be included in determining the number of Common Shares voted on such matter. The Company will comply with instructions in a proxy executed by a broker or other nominee shareholder that fewer than all of the Common Shares of which such shareholder is the holder of record on the Record Date are to be voted on a particular matter. All such Common Shares which are not voted will be treated as Common Shares as to which vote has been withheld.

     The mailing address of the Company is 306 East Main Street, Richmond, Virginia 23219. Notice of revocation of proxies should be sent to that address, to the attention of David S. McKenney.

     THE COMPANY WILL PROVIDE SHAREHOLDERS, WITHOUT CHARGE (EXCEPT FOR EXHIBITS), A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 1998, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THEREIN, ON WRITTEN REQUEST TO STANLEY J. OLANDER, JR., SECRETARY OF THE COMPANY, AT THE MAILING ADDRESS FOR THE COMPANY SET FORTH ABOVE.

OWNERSHIP OF EQUITY SECURITIES

     "Beneficial Ownership" as used herein has been determined in accordance with the rules and regulations of the Securities and Exchange Commission and is not to be construed as an admission that any of such Common Shares are in fact beneficially owned by any person. There are no shareholders known to the Company who own beneficially more than 5% of the outstanding Common Share except as indicated in the following table.

                                           AMOUNT AND NATURE
          NAME AND ADDRESS              OF BENEFICIAL OWNERSHIP     PERCENT
         OF BENEFICIAL OWNER              OF COMMON SHARES(1)       OF CLASS
------------------------------------   -------------------------   ---------
       PaineWebber Group Inc.                 2,122,320               5.39%
        1285 Avenue of the Americas
        New York, New York 10019


----------
(1) Based on a Report on Schedule 13G filed February 16, 1998, which states that the reporting person shares the power to dispose or to direct the disposition of 2,122,320 Common Shares and the sole power to vote or direct the vote of 2,117,442 Common Shares. Information in the table is based on the Report on Schedule 13G and is not necessarily the same at the date of this Proxy Statement.

     Beneficial Ownership of Common Shares held by directors and executive officers of the Company as of the Record Date is indicated in the table below. Each person named in the table and included in the director/officer group has sole voting and investment powers as to such Common Shares, or shares such powers with his or her spouse or minor children, if any.

                                                                     NUMBER OF
                                                                       COMMON
                                                                       SHARES
                                                                    BENEFICIALLY
                              NAME                                    OWNED(1)      PERCENT OF CLASS
----------------------------------------------------------------   -------------   -----------------
       Glenn W. Bunting, Jr. ...................................        27,762               *
       Leslie A. Grandis .......................................        27,820               *
       Glade M. Knight .........................................     1,650,096            4.16%
       Penelope Ward Kyle ......................................        27,800               *
       Stanley J. Olander, Jr. .................................       260,901               *
       Harry S. Taubenfeld .....................................        67,307               *
       Martin Zuckerbrod .......................................        66,319               *
       Debra A. Jones ..........................................       259,901               *
       All directors and executive officers as a group .........     2,387,906            5.95%

----------
*    Less than one percent of outstanding Common Shares.

(1) Includes Common Shares that may be acquired upon the exercise of stock options, as follows: Messrs. Bunting and Grandis and Ms. Kyle -- 26,329 Common Shares each; Mr. Knight -- 280,440 Common Shares; Mr. Olander and
     Ms. Jones -- 144,310 Common Shares each; and Messrs. Taubenfeld and Zuckerbrod -- 52,410 Common Shares each.


ELECTION OF DIRECTORS

     NOMINEES FOR DIRECTORS. At the Annual Meeting three (3) directors of Class III are to be elected, each to hold office for an ensuing three-year term, or until his or her successor is duly elected and qualified, except in the event of death, resignation or removal. The nominees for election to the three positions on the Board of Directors to be voted upon at the Annual Meeting are Glade M. Knight, Glenn W. Bunting, Jr. and Leslie A. Grandis. If elected,
Messrs. Knight, Bunting and Grandis will serve until the Annual Meeting of Shareholders in the year 2002.

     Of the directors whose terms do not expire in 1999, Messrs. Olander and Zuckerbrod (the Class I directors) will serve until the 2000 Annual Meeting of Shareholders, and Ms. Kyle and Mr. Taubenfeld (the Class II directors) will serve until the 2001 Annual Meeting of Shareholders.

     Unless otherwise specified, Common Shares represented by the proxies will be voted FOR the election of the nominees listed, except that in the event any of those named should not continue to be available for election, discretionary authority may be exercised to vote for a substitute. No circumstances are presently known that would render any nominee named herein unavailable. Each of the nominees is now a member of the Board of Directors and has been nominated by action of the Board of Directors. If a quorum is present, the three properly nominated candidates receiving the greatest number of affirmative votes of Common Shares represented and voting at the Annual Meeting will be elected directors of the Company.

     The nominees, their ages, the year of election of each to the Board of Directors of the Company, their principal occupations during the past five years or more, and directorships of each in public companies in addition to the Company are as follows:

     GLADE M. KNIGHT, 55, is Chairman, Chief Executive Officer and President of the Company. Since 1972, Mr. Knight has held executive and/or ownership positions in several corporations involved in the management of and investment in real estate, and has served, directly or indirectly, as a general or limited partner of 71 limited partnerships owning 80 properties comprising over 13,000 apartment units. Mr. Knight is also a director, Chairman of the Board and President of Apple Residential Income Trust, Inc. Mr. Knight was first elected to the Board of the Company in 1989 and his term expires in 1999. Mr. Knight serves as Chief Executive Officer and President of the Company under an employment agreement which has a one-year term ending on August 31, 1999, and which may be extended by the Company for up to two additional one-year terms.

     GLENN W. BUNTING, JR., 54, has been President of American KB Properties, Inc., which develops and manages shopping centers, since 1985. He has been President of G.B. Realty Corporation, which brokers shopping centers and apartment communities, since 1980. Mr. Bunting was first elected to the Board of the Company in 1993 and his term expires in 1999.

     LESLIE A. GRANDIS, 54, has been a partner in the law firm of McGuire, Woods, Battle & Boothe LLP in Richmond, Virginia since 1974. Mr. Grandis concentrates his practice in the areas of corporate finance and securities law. He is a director of Markel Corporation and CSX Trade Receivables Corporation. Mr. Grandis was first elected to the Board of the Company in 1993 and his term expires in 1999.

     THE  BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE THREE NOMINEES.

     OTHER DIRECTORS AND OFFICERS. The following are the directors of the Company whose terms expire after 1999 and the executive officers of the
Company:

     Debra  A.  Jones,  44,  is the Chief Operating Officer of the Company. From
June 1991 through August 1996, Ms. Jones was employed by Cornerstone Realty Group, Inc. Through Cornerstone Realty Group, Inc., Cornerstone Management
Group, Inc. and Cornerstone Advisors, Inc., which had contracts to provide management and administration services to the Company, Ms. Jones provided the same general types of services as she now provides as the Company's Chief Operating Officer. Ms. Jones has held executive positions in real estate companies organized by Mr. Knight since 1979. Ms. Jones has been the Company's Chief Operating Officer since September 1, 1996, and serves in such capacity under an employment agreement which has a five-year term ending on August 31, 2001.

     Stanley J. Olander, Jr., 44, is a director, Chief Financial Officer and Secretary of the Company. From June 1991 through August 1996, Mr. Olander was employed by Cornerstone Realty Group, Inc. Through Cornerstone Realty Group, Inc., Cornerstone Management Group, Inc. and Cornerstone Advisors, Inc., which had contracts to provide management and administration services to the Company, Mr. Olander provided the same general types of services as he now provides as the Company's Chief Financial Officer. Mr. Olander has held various executive positions in real estate companies organized by Mr. Knight since 1981. Mr. Olander was first elected to the Board of the Company in 1992 and his term expires in 2000. Mr. Olander has been the Company's Chief Financial Officer since September 1, 1996, and serves in such capacity under an employment agreement which has a five-year term ending on August 31, 2001.

     Penelope W. Kyle, 51, has been the director of the Virginia Lottery since September 1, 1994. Ms. Kyle worked in various capacities for CSX Corporation and its affiliated companies from 1981 until August 1994. She served as Vice President, Administration and Finance for CSX Realty, Inc. beginning in 1991, as Vice President, Administration for CSX Realty, Inc. from 1989 to 1991, and as Assistant Vice President and Assistant to the President for CSX Realty, Inc. from 1987 to 1989. Ms. Kyle is also a director of Apple Residential Income Trust, Inc. Ms. Kyle was first elected to the Board of the Company in 1993 and her term expires in 2001.

     Harry S. Taubenfeld, 69, is a director of the Company. He has practiced law, and been involved in mortgage and real estate investment activities, in the firm of Zuckerbrod & Taubenfeld of Cedarhurst, New York since 1959, and has practiced law since 1956. Mr. Taubenfeld specializes in real estate and commercial law. Mr. Taubenfeld is a Trustee of the Village of Cedarhurst, New York, and a past President of the Nassau County Village Officials. Mr. Taubenfeld was first elected to the Board of the Company in 1992 and his term expires in 2001.

     Martin Zuckerbrod, 68, is a director of the Company. He has practiced law, and been involved in mortgage and real estate investment activities, in the firm of Zuckerbrod & Taubenfeld of Cedarhurst, New York since 1959. He has practiced law since 1956. Mr. Zuckerbrod's areas of professional concentration are real estate and commercial law. Mr. Zuckerbrod also serves as a judge in the Village of Cedarhurst, New York. Mr. Zuckerbrod was first elected to the Board of the Company in 1992 and his term expires in 2000.


COMMITTEES OF THE BOARD

     The Board of Directors has an Executive Committee, an Audit Committee and a Compensation Committee as its standing committees. The Board of Directors has no nominating committee.

     The Executive Committee has, to the extent permitted by law, all powers vested in the Board of Directors except such powers specifically denied the Committee under the Company's Bylaws or by law. Messrs. Bunting, Knight and Zuckerbrod are the members of the Executive Committee.

     The Audit Committee oversees the relationship between the Company and its independent auditors, monitors the reasonableness of Company expenses and declares distributions to shareholders. Messrs. Bunting and Grandis and Ms. Kyle are the members of the Audit Committee.

     The Compensation Committee administers the Company's incentive and stock option plans, and oversees the compensation and reimbursement of directors and officers of the Company. The members of the Compensation Committee are Mr. Grandis and Ms. Kyle.

     During 1998, the Board of Directors held three meetings and the Executive Committee held six meetings. The Audit Committee met three times during the year and the Compensation Committee met two times. Each director attended at least 75% of the aggregate of the number of meetings of the Board and of the committees to which he or she was assigned.


COMPENSATION OF DIRECTORS

     During 1998, independent directors (all directors other than Messrs. Knight and Olander) received annual directors' fees of $10,000 payable $5,000 in cash and $5,000 in Common Shares (valued at the current market price at the time of issuance), plus $500 for each meeting of the Board and $100 for each committee meeting attended; however independent directors did not receive any compensation for attending a committee meeting if it occurred on the same day as a meeting of the entire Board of Directors. Independent directors received an additional $1,000 for serving on the Executive Committee in 1998. Non-independent directors received no compensation from the Company for their service as directors. All directors were reimbursed by the Company for their travel and other out-of-pocket expenses incurred in attending meetings of the directors or a committee and in conducting the business of the Company.

     In  addition,  in 1998,  each  independent  director  received an option to
purchase  7,721  Common   Shares,   exercisable  at  $11.68  per  Common  Share.
Independent directors will receive additional Common Share options in 1999.


EXECUTIVE OFFICERS

     The Company's executive officers are Glade M. Knight, Debra A. Jones and Stanley J. Olander, Jr. Information with regard to Messrs. Knight and Olander and Ms. Jones is set forth above under the caption "Election of Directors."


COMPENSATION OF EXECUTIVE OFFICERS

     GENERAL. The following table sets forth the compensation awarded during the fiscal years ended December 31, 1998, 1997 and 1996, to the Company's Chief Executive Officer and all executive officers of the Company whose total salary and bonus exceeded $100,000 (collectively the "Named Executive Officers") during the fiscal year ending December 31, 1998. The Company did not pay salaries to its officers for the period before September 1, 1996. During such prior period, the Company operated as an "externally-advised" and "externally-managed" real estate investment trust ("REIT"). Effective October 1, 1996, the Company converted to "self-administered" and "self-managed" status.


                          SUMMARY COMPENSATION TABLE

                                            ANNUAL COMPENSATION                   LONG-TERM COMPENSATION AWARDS
                           ----------------------------------------------------- -------------------------------
                                                                                                     SECURITIES
         NAME AND                                                OTHER ANNUAL     RESTRICTED SHARE   UNDERLYING
    PRINCIPAL POSITION      YEAR   SALARY ($)   BONUS ($)(1)   COMPENSATION (2)     AWARDS ($)(3)    OPTIONS (#)
-------------------------- ------ ------------ -------------- ------------------ ------------------ ------------
Glade M. Knight            1998      210,000        --               --                19,082          200,000
 Chairman and Chief        1997      210,000        --               --                11,000               --
 Executive Officer         1996       70,000        --               --                11,000               --
Debra A. Jones             1998      120,000        --               --                10,325          100,000
 Chief Operating Officer   1997      120,000        --               --                 5,500               --
                           1996       40,000        --               --                 5,500               --
Stanley J. Olander, Jr.    1998      120,000        --               --                10,325          100,000
 Chief Financial Officer   1997      120,000        --               --                 5,500               --
                           1996       40,000        --               --                 5,500               --

----------
(1) Bonuses may be awarded in 1999 and in future years in the discretion of the Board of Directors.

(2) The Company provides each of the Named Executive Officers with use of a Company automobile, and pays premiums for term life, disability and health insurance for the Named Executive Officers. The value of such items was less than the lesser of either $50,000 or 10% of the total salary and bonus of the Named Executive Officer in 1998.

(3) At December 31, 1998, Mr. Knight held 8,350 restricted Common Shares (with an aggregate value as of December 31, 1998 of $87,675) issued under the Company's Incentive Plan and each of Ms. Jones and Mr. Olander held 4,500 restricted Common Shares (each with an aggregate value as of December 31, 1998 of $47,250) issued under the Incentive Plan. 5,000 (as to Mr. Knight) and 2,500 (as to each of Mr. Olander and Ms. Jones) of these restricted Common Shares were issued on July 1, 1995 and vest in equal 1/5 portions on July 1 of each year from 1995 through 1999, inclusive. 3,350 (as to Mr. Knight) and 2,000 (as to each of Mr. Olander and Ms. Jones) of these restricted Common Shares were issued March 24, 1998 and vest in equal 1/5 portions on March 24 of each year from 1998 through 2002, inclusive. If the holder of such restricted Common Shares ceases to be either an officer or employee of the Company for any reason other than death or permanent disability, the unvested restricted Common Shares will revert to the Company. Distributions are payable on all of these restricted Common Shares, both vested and unvested. The table set forth above shows only the vested restricted Common Shares and reflects the fair market value of the vested restricted Common Shares on the date of their issuance.

The following table sets forth information with respect to the Common Share options held by the Named Executive Officers during the year ended December 31, 1998. There were no option grants to the Named Executive Officers during the year ended December 31, 1998.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                 NUMBER OF      % OF TOTAL
                                SECURITIES        OPTIONS                                       GRANT
                                UNDERLYING      GRANTED TO                                       DATE
                                  OPTIONS      EMPLOYEES IN     EXERCISE OR     EXPIRATION     PRESENT
            NAME                GRANTED(1)      FISCAL YEAR      BASE PRICE        DATE        VALUE(2)
----------------------------   ------------   --------------   -------------   ------------   ---------
Glade M. Knight ............     200,000           43.48%        $  12.06        3/24/08       $64,000
Debra A. Jones .............     100,000           21.74%           12.06        3/24/08        32,000
Stanley J. Olander .........     100,000           21.74%           12.06        3/24/08        32,000

----------
(1) All options are exercisable for Common Shares, were granted at an exercise price equal to the fair market value of the Common Shares on the date of grant, and were fully exercisable on the date of grant.

(2) Based on the Black-Scholes option pricing model assuming expected volatility equal to one-year average volatility of 0.160, a risk free interest rate of 5.5%, a dividend yield of 9% and an expected option term of ten years. The actual value, if any, an executive may realize will depend upon the excess of the Common Share price over the exercise price on the date the option is exercised; accordingly, there is no assurance that the executive will realize the values set forth in the table.


                      AGGREGATED OPTION EXERCISES IN 1998
                        AND 1998 YEAR-END OPTION VALUES

                                                                          NUMBER OF
                                                                          SECURITIES             VALUE OF
                                                                          UNDERLYING            UNEXERCISED
                                                                         UNEXERCISED           IN-THE-MONEY
                                                                          OPTIONS AT            OPTIONS AT
                                                                           YEAR-END              YEAR END
                                     SHARES ACQUIRED       VALUE         EXERCISABLE/          EXERCISABLE/
               NAME                    ON EXERCISE       REALIZED     UNEXERCISABLE (1)     UNEXERCISABLE($)(1)
---------------------------------   -----------------   ----------   -------------------   --------------------
Glade M. Knight .................          --              --             280,440                   --
Debra A. Jones ..................          --              --             144,310                   --
Stanley J. Olander, Jr. .........          --              --             144,310                   --

----------
(1) All of the options held by management were exercisable at year end 1998, but the exercise price was in excess of the closing price of the Common Shares on December 31, 1998. The exercise price of 54,264 options held by Mr. Knight and the exercise price of 29,586 options held by each of Ms. Jones and Mr. Olander is $11.00 per Common Share. The exercise price of 13,088 options held by Mr. Knight and the exercise price of 7,362 options held by each of Ms. Jones and Mr. Olander is $12.13 per Common Share (the fair market value based on the closing sale price of the Common Shares on September 8, 1997). The exercise price of 200,000 options held by Mr. Knight and the exercise price of 100,000 options held by each of Ms. Jones and Mr. Olander is $12.06 per Common Share (the fair market price based on the closing sale price of the Common Shares on March 24, 1998). The exercise price of 13,088 options held by Mr. Knight and the exercise price of 7,362 options held by each of Ms. Jones and Mr. Olander is $11.12 per Common Share (the fair market value based on the closing sale price of the Common Shares on September 8. 1998).

     EMPLOYMENT AGREEMENTS. Each of Glade M. Knight, Stanley J. Olander, Jr. and Debra A. Jones has, effective September 1, 1996, entered into an employment agreement with the Company. Mr. Knight's employment agreement had a term of one year, was extended twice for one additional one-year term and may be extended by the Company for up to two additional one-year terms. The employment agreements with Ms. Jones and Mr. Olander have five year terms ending on August 31, 2001. Mr. Olander and Ms. Jones are obligated to devote all of their business time to the Company. Mr. Knight is not similarly restricted, although he has agreed to devote as much of his attention and energies to the business of the Company as is reasonably required in the judgment of him and the Board of Directors.

     Each employment agreement contains a limited non-compete provision. The officer agrees that during the term of his or her employment, and for a period of one year thereafter if the officer terminates his or her employment, such officer will not be employed by or affiliated with a business that competes with the Company in Virginia, North Carolina, or South Carolina, or solicit or attempt to solicit any person employed by the Company to leave such employment for employment with a competing business. Notwithstanding the foregoing, Mr. Knight will be permitted (1) to continue to act as a general partner of various real estate partnerships in which he was a general partner as of September 1, 1996, and (2) to pursue other ventures, including without limitation real estate ventures, except any such ventures that compete with the Company in Virginia, North Carolina or South Carolina.

     Each employment agreement terminates automatically upon the officer's death. The Company is obligated to pay to the decedent's personal representative an amount equal to the decedent's current annual salary in a one-time lump sum payment.

     The Company may terminate the officer's employment and the Company's obligations under the employment agreement in the event of the "disability" of the officer or for "cause," as defined in the agreement. "Disability" means inability to perform the essential functions of the position, after reasonable accommodation in accordance with the Americans with Disabilities Act, if such a disability results from a physical or mental impairment which can be expected to result in death or to continue for at least six consecutive months. In the event of termination for disability, the Company must pay the officer or his representative an amount equal to the officer's current annual salary in a one-time lump sum payment. "Cause" is defined in the employment agreement as including continued or deliberate neglect of duties, willful misconduct of the officer injurious to the Company, violation of any code or standard of ethics applicable to Company employees, active disloyalty to the Company, conviction of a felony, habitual drunkenness or drug abuse, excessive absenteeism unrelated to a disability, or breach by the officer of the employment agreement. If the Company terminates the officer for "cause," it will have no further obligation to the officer except under any applicable benefits policy.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee is comprised of Leslie A. Grandis and Penelope W. Kyle. Mr. Grandis is also a partner in the law firm of McGuire, Woods, Battle & Boothe LLP which serves as general counsel to the Company. The representation of the Company by McGuire, Woods, Battle & Boothe LLP, is expected to continue in 1999. Ms. Kyle's husband is also a partner in McGuire, Woods, Battle & Boothe LLP.


REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Compensation Committee determines compensation arrangements for the Company's executive officers and administers the Company's Incentive Plan, pursuant to which Common Share options and restricted Common Shares may be issued to eligible officers and employees.

     The Company paid salaries to its executive officers for the calendar year 1998. The annual salary paid to Mr. Knight was $210,000, and the annual salary paid to each of Ms. Jones and Mr. Olander was $120,000. No cash bonuses were paid to the Company's executive officers for the calendar year 1998.

     Under the employment agreements, the Company is required to review the performance of the executive officer at the end of each fiscal year of the Company and, in its sole discretion and based on the executive officer's performance and the financial condition of the Company, may either maintain or increase the executive officer's salary. In addition, each executive officer is eligible to receive an annual bonus determined by the Company. As of the date of this Proxy Statement, no decision has been made regarding any increase in annual salary or the granting of any bonus to any of the executive officers.

     The initial annual salaries for the executive officers were set at a level believed to be at the low end of the range of salaries paid to comparable officers of comparable companies. In determining comparable salaries, the Compensation Committee reviewed certain salary surveys, including a survey of the National Association of Real Estate Investment Trusts reporting on salaries in other REITs, as well as salaries of officers of other REITs presented by Company management as being comparable. The intent of the

Compensation Committee was to set initial salaries at a level low enough to permit subsequent increases based on executive officer and Company performance that will eventually result in Company salaries generally being similar to those in comparable REITs.

     Given the Company's short history of paying salaries to its executive officers, the Compensation Committee is still formulating the criteria to be used in determining salary increases and bonuses. However, the Compensation Committee generally expects to establish criteria to help the Company achieve its business objectives by: (1) designing performance-based compensation standards that align the interests of management with the interests of shareholders; (2) providing compensation increases and incentive compensation that vary directly with both Company financial performance and individual contributions to that performance by the executive officer; and (3) linking executive officer compensation to elements that affect both short- and long-term Common Share price performance. As appropriate, the Compensation Committee will also consider whether compensation levels are sufficient to attract and retain superior executive officers in a competitive environment.


                                        Leslie A. Grandis
                                        Penelope W. Kyle

PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder returns, over the periods presented, on the Company's Common Shares, the Standard & Poor's Composite Index of 500 Stocks and the SNL Multi-Family REITs Index (which is an index of 37 other REITs). The periods presented begin on April 18, 1997, the day Common Shares of the Company first began trading on the New York Stock Exchange and end on December 31, 1998, the closing date of the Company's fiscal year. For the period prior to April 18, 1997, the Company's Common Shares had no public trading market.

     The indicated values are based on share price appreciation plus dividends, which are assumed to be reinvested. The historical information set forth below is not necessarily indicative of future performance.

                               [GRAPHIC OMITTED]


CERTAIN RELATIONSHIPS AND AGREEMENTS

     Messrs. Zuckerbrod and Taubenfeld are principals in the law firm of Zuckerbrod & Taubenfeld of Cedarhurst, New York, which acted as counsel to the Company in connection with the Company's acquisition of certain of its real properties in 1998 and received legal fees totaling approximately $118,000. This law firm is expected to render additional services to the Company in 1999 and will receive compensation for such services.

     As noted above, under "Compensation Committee Interlocks and Insider Participation," Mr. Grandis, who is a director of the Company, is also a partner in the law firm of McGuire, Woods, Battle & Boothe LLP, which serves as general counsel to the Company and certain of its affiliates and received legal fees for its services. Such representation is expected to continue in 1999. The husband of Penelope W. Kyle, who is a director of the Company, is also a partner in McGuire, Woods, Battle & Boothe LLP.


INDEPENDENT PUBLIC ACCOUNTANT

     The firm of Ernst & Young LLP served as independent auditors for the Company in 1998. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting. He will have an opportunity to make a statement if he so desires and will be available to answer appropriate questions from shareholders. The Board of Directors is expected to retain Ernst & Young LLP as the Company's independent auditors for 1999.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The company's directors and executive officers, and any persons holding more than 10% of the outstanding Common Shares are required to file reports with the Securities and Exchange Commission with respect to their initial ownership of Common Shares and any subsequent changes in that ownership. The Company believes that the filing requirements were satisfied in 1998. In making this statement, the Company has relied solely on written representations of its directors and executive officers and copies of reports that they have filed with the SEC.


MATTERS TO BE PRESENTED AT THE 2000 ANNUAL MEETING OF SHAREHOLDERS

     Any qualified shareholder wishing to make a proposal to be acted upon at the Annual Meeting of Shareholders in 2000 must submit such proposal, to be considered by the Company for inclusion in the Proxy Statement, to the Company at its executive office in Richmond, Virginia, no later than December 15, 1999.

     With respect to shareholder proposals not included in the Company's Proxy Statement for the 2000 annual meeting, the persons named in the Board of Directors' proxy for such meeting will be entitled to exercise the discretionary voting power conferred by such proxy under the circumstances specified in Rule 14a-4(c) under the Securities Exchange Act of 1934, including with respect to proposals received by the Company after March 1, 2000.


OTHER MATTERS

     Management knows of no matters other than those stated above likely to be brought before the Annual Meeting. However, if any matters not now known come before the Annual Meeting, the persons named in the enclosed Proxy are expected to vote the Common Shares represented by such Proxy on such matters in accordance with their best judgment.


                                        By Order of the Board of Directors


                                        Stanley J. Olander, Jr.
                                        Secretary

April 15, 1999


     THE COMPANY DEPENDS UPON ALL SHAREHOLDERS PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD TO AVOID COSTLY SOLICITATION. YOU CAN SAVE THE COMPANY CONSIDERABLE EXPENSE BY SIGNING AND RETURNING YOUR PROXY CARD IMMEDIATELY.

--------------------------------------------------------------------------------
PROXY

                      CORNERSTONE REALTY INCOME TRUST, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints David S. McKenney, Martin B. Richards and James W. C. Canup as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below all the common shares of Cornerstone Realty Income Trust, Inc. held of record by the undersigned on April 12, 1999 at the Annual Meeting of Shareholders to be held on May 28, 1999 or any adjournment thereof.

     The Board of Directors recommends a vote "FOR" the election of the following directors.

     1.   ELECTION OF DIRECTORS

          FOR all nominees listed below [ ]  WITHHOLD AUTHORITY to vote for nominee(s) listed below [ ]

          Glade M. Knight, Glenn W. Bunting, Jr. and Leslie A. Grandis

(INSTRUCTIONS: To withhold authority to vote for any individual nominee write that nominee's name in the space provided below.)

 ------------------------------------------------------------------------------
     2. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting to the extent such are matters (i) that the Board of Directors did not know, a reasonable time before the solicitation of proxies, were to be presented at the Annual Meeting, or (ii) that are incident to the conduct of the Annual Meeting.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE.


                         (CONTINUED ON THE REVERSE SIDE)

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Please  indicate  whether  you  plan to attend the Annual Meeting in person:
                                 [ ] Yes [ ] No

Dated: ________________, 1999

                                               --------------------------------
                                                          Print Name

                                               --------------------------------
                                                          Signature

                                               --------------------------------
                                                   Signature if held jointly

                                               Please  print  exact  name(s)  in
                                               which shares are registered,  and
                                               sign  exactly  as  name  appears.
                                               When  shares  are  held by  joint
                                               tenants,  both should sign.  When
                                               signing  as  attorney,  executor,
                                               administrator,     trustee     or
                                               guardian,  please give full title
                                               as such. If a corporation, please
                                               sign  in full  corporate  name by
                                               President  or  other   authorized
                                               officer. If a partnership, please
                                               sign  in   partnership   name  by
                                               authorized person.


           Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope.

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